SETTLEMENT AGREEMENT

THIS AGREEMENT is made effective December 31, 2012 (the "Effective Date")

AMONG:

SIMON FRASER UNIVERSITY, a corporation under the University Act of British Columbia, having offices at 8888 University Drive, Multi-Tenant Facility, Burnaby, British Columbia, Canada V5A 1S6 (“SFU”)

AND:

CANADIAN INTEGRATED OPTICS, BC LTD., a corporation duly continued under the Company Act of British Columbia and having an office at Suite #202-1128 West Broadway, Vancouver, British Columbia, Canada V6H 1G5 (“CIO”)

AND:

QUANTUM SOLAR POWER CORP., a corporation duly incorporated under the laws of the State of Nevada with an address at 1055 W. Hastings, Ste. 300, Vancouver, British Columbia V6E 2E9 (“Quantum”)

AND:

0935493 B.C. LTD., a corporation duly incorporated under the Business Corporations Act of British Columbia with an address at Suite #202-1128 West Broadway, Vancouver, British Columbia V6H 1G5 (“093Co”)

WHEREAS:

A.

SFU and CIO operating under the name Canadian Integrated Optics IOM Ltd. (“IOM”) entered into an April 1, 2010 Research Agreement (the “Research Agreement”) under which IOM sponsored certain research to be conducted at the 4D Labs materials science facility at SFU under the direction of Dr. Gary Leach of SFU;

B.	IOM and SFU entered into a May 21, 2010, Amendment #1 to the Research Agreement;

C.

IOM, SFU and CIO determined that the Research Agreement and any amendments thereto should be between SFU and CIO and, with the consent of IOM, SFU and CIO entered into a July 31, 2010, Amendment #2 to the Research Agreement amending the research sponsor under the Research Agreement from IOM to CIO and making certain other changes to the Research Agreement;

D.

SFU and CIO entered into a January 1, 2011, Amendment #3 to the Research Agreement, a July 2, 2011, Amendment #4 to the Research Agreement, and a January 2, 2012, Amendment #5 to the Research Agreement;

E.

In or around January and February 2012, CIO defaulted under the Research Agreement, as amended. In response, on or about March 20, 2012, SFU delivered CIO a 30-day notice of termination of the Research Agreement (the “Termination Notice”);

F.

SFU and CIO entered into an April 15, 2012, Amendment #6 to the Research Agreement (the “Amendment”) suspending the Termination Notice without prejudice and providing for additional sponsored research to be conducted at 4D Labs under the direction of Dr. Gary Leach;

G.	CIO executed a promissory note (the “Promissory Note”) in favour of SFU promising to pay to SFU the principal sum of $452,749 and interest on certain terms and conditions;

H.	Quantum executed a guarantee (the “Quantum Guarantee”) in favour of SFU for the obligations of CIO under the Promissory Note (the “Guaranteed Obligations”);

I.	093Co executed a guarantee (the “093Co Guarantee”) in favour of SFU for the Guaranteed Obligations;

J.

SFU and 093Co entered into a Security Agreement (the “Security Agreement”) granting SFU a security interest in 093Co’s right title and interest in three Kurt J. Lesker PVD 75 Deposition Tools having serial numbers PRD060525, PRD064578 and PRD072561 (collectively, the “Collateral”) and any proceeds therefrom in consideration for the payment and performance of all indebtedness of 093Co to SFU, including, without limitation, indebtedness of 093Co to SFU under the 093Co Guarantee;

K.

SFU and Quantum entered into a Trustee Beneficial Owner Agreement (the “Beneficial Owner Agreement”) whereby Quantum ratified the execution and delivery by 093Co to SFU of the Security Agreement and charged in favour of SFU all of its beneficial interest in the Collateral as security for payment for all indebtedness of Quantum to SFU;

L.	On May 24, 2012, SFU registered a financing statement against 093Co and Quantum in the Collateral and any proceeds therefrom;

M.	As at August 8, 2012, CIO owed SFU $364,066 plus interest under the Promissory Note (and interest has continued to accrue since then);

N.

Through September 15, 2012, CIO owed SFU a further $109,835 in 4D Labs’ user fees pursuant to the Research Agreement and the terms of use of 4D Labs in connection with the research under the Research Agreement;

O.

Under the terms of the Research Agreement, the Amendment, the Promissory Note, the Quantum Guarantee and the 093Co Guarantee, CIO, Quantum and 093Co (collectively, the “Debtors”) are jointly and severally liable to pay to SFU $346,066 plus interest and costs but the Debtors are unable to do so;

P.	Under the terms of the Research Agreement and the Amendment, CIO is liable to pay to SFU $109,835 plus interest and costs but CIO is unable to do so;

Q.

On or about October 1, 2012, CIO alleged that there were certain deficiencies in SFU’s 4D Lab facilities which resulted in wasted research expenditures under the Research Agreement and contributed to a lack of scientific progress on the research (the “Gas Allegations”); and

R.	The parties wish to settle the aforementioned debts and allegations in support of their ongoing, mutually beneficial relationship.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, SFU, CIO, Quantum, and 093Co agree as follows:

1. CIO acknowledges and agrees that:

a.

it is liable to SFU for $364,066 plus interest which continues to accrue at the rates set out in the Promissory Note, and any other costs recoverable by or due to the SFU pursuant to the Research Agreement, the Amendment and the Promissory Note;

b.

it is liable to SFU for a further $109,835 plus interest and any other costs recoverable by or due to SFU pursuant to the Research Agreement and the terms of use of 4D Labs in connection with the research under the Research Agreement;

c.	it is in default of the terms of the Research Agreement, the Amendment, and the Promissory Note;

d.	it does not have any defences to the right of SFU to enforce the terms of the Research Agreement, the Amendment, and the Promissory Note; and

e.	SFU has entered into this Settlement Agreement based upon the release of SFU and the representations made herein.

2. CIO confirms that the agreements governing the Research Agreement, the Amendment and the Promissory Note are valid and enforceable in accordance with their terms.

3. Quantum acknowledges and agrees that:

a.

it is liable to SFU for $364,066 plus interest which continues to accrue at the rates set out in the Promissory Note, and any other costs recoverable by or due to the SFU pursuant to the Research Agreement, the Amendment and the Promissory Note, the Quantum Guarantee and the Beneficial Owner Agreement;

b.	it is in default of the terms of the Quantum Guarantee;

c.	it does not have any defences to the right of SFU to enforce the terms of the Research Agreement, the Amendment, the Promissory Note, the Quantum Guarantee and the Beneficial Owner Agreement; and

d.	SFU has entered into this Settlement Agreement based upon the release of SFU and the representations made herein.

4. Quantum confirms that the agreements governing the Research Agreement, the Amendment, the Promissory Note, the Quantum Guarantee and the Beneficial Owner Agreement are valid and enforceable in accordance with their terms.

5. 093Co acknowledges and agrees that:

a.

it is liable to SFU for $364,066 plus interest which continues to accrue at the rates set out in the Promissory Note, and any other costs recoverable by or due to the SFU pursuant to the Research Agreement, the Amendment and the Promissory Note, the 093Co Guarantee and the Security Agreement;

b.	it is in default of the terms of the 093Co Guarantee;

c.	it does not have any defences to the right of SFU to enforce the terms of the Research Agreement, the Amendment, the Promissory Note, the 093Co Guarantee and the Security Agreement; and

d.	SFU has entered into this Settlement Agreement based upon the release of SFU and the representations made herein.

6. 093Co confirms that the agreements governing the Research Agreement, the Amendment, the Promissory Note, the 093Co Guarantee and the Security Agreement are valid and enforceable in accordance with their terms.

7. CIO, Quantum, and 093Co each represent and warrant that:

a.

all right, title, and interest in and to each of the Collateral and the additional supporting equipment more particularly described in Schedule “A” (collectively, the “Supporting Equipment”) are held by them;

b.	are not subject to any claim, encumbrance, charge, security interest, hypothecation, lease or other interest except as provided or in the Security Agreement and in this Settlement Agreement;

c.	in the case of CIO and 093Co, do not comprise all or substantially all of their assets or undertaking, and;

d.	in the case of Quantum, do not comprise all of its property and assets including goodwill and corporate franchises.

8. CIO, Quantum and 093Co agree to and do hereby transfer all of their title and interest (including all beneficial interest) to the following assets to SFU free and clear of any and all encumbrances:

a.	the Collateral; and

b.	the additional supporting equipment more particularly described in Schedule “A” (collectively, the “Supporting Equipment”)

(collectively, the “Asset Transfer”).

9. This Agreement is contingent upon delivery by CIO, Quantum and 093Co to SFU of the following in completion of the Asset Transfer concurrent with signing of this Agreement:

a.	possession of the Collateral and the Supporting Equipment;

b.	a legally enforceable transfer deed in favour of SFU for each deposition tool included in the Collateral; and

c.	a legally enforceable transfer deed in favour of SFU for the Supporting Equipment.

10. Each of CIO, Quantum and 093Co hereby releases, remises and forever discharges SFU and each of its affiliates, associates, holdings bodies corporate and subsidiaries and all of their officers, directors, employees, agents, successors and assigns and anyone claiming under or through them of and from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, general damages, special damages, costs, claims and demands, of every nature and kind at law or in equity or under any statute, which it has or ever had, can, shall or may have in respect of or in any way arising out of or related up to the present to the Research Agreement, the Amendment, the Promissory Note, the Quantum Guarantee, the 093 Co Guarantee and the Beneficial Owner Agreement, including, without limitation, any claim or cause of action relating to, arising out of or in any way connected to the Gas Allegations (the “Sponsor’s Released Claims”) and each of CIO, Quantum and 093Co hereby covenants not to sue the released entities or individuals, or any of them, on the basis of any Sponsor’s Released Claim.

11. SFU hereby releases, remises and forever discharges each of CIO, Quantum and 093Co and each of their affiliates, associates, holdings bodies corporate and subsidiaries and all of their officers, directors, employees, agents, successors and assigns and anyone claiming under or through them of and from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, general damages, special damages, costs, claims and demands, of every nature and kind at law or in equity or under any statute, which it has in respect of or in any way arising out of or related to the following up to the present:

a.	the intellectual property developed pursuant to or arising out of the Research Agreement (other than claims against the intellectual property creators under SFU Intellectual Property Policy R30.03);

b.

the $364,066 plus interest at the rates set out in the Promissory Note, and any other costs recoverable by or due to SFU due to SFU from CIO, Quantum and 093Co pursuant to the Research Agreement, the Amendment and the Promissory Note, the Quantum Guarantee, the 093Co Guarantee and the Security Agreement; and

c.

the further $109,835 plus interest and any other costs recoverable by or due to SFU from CIO pursuant to the Research Agreement and the terms of use of 4D Labs in connection with the research under the Research Agreement

(collectively, the “SFU Released Claims”),

and SFU hereby covenants not to sue the released entities or individuals, or any of them, on the basis of any SFU Released Claim and to forthwith withdraw the registration of the finance statement referred in recital L to this Settlement Agreement.

12. Terms of this Settlement Agreement are contractual and not recitals.

13. This Settlement Agreement is binding upon and will enure to the benefit of each of the parties and their respective successors and assigns;

14. Time is of the essence of this Settlement Agreement.

15. This Settlement Agreement is governed by and shall be construed in accordance with the laws of British Columbia.

16. The provisions contained herein constitute the entire Settlement Agreement among SFU, CIO, Quantum and 093Co with respect to the subject matter of this Settlement Agreement and supersede all previous communications, representations, understandings and agreements, whether oral or written among SFU, CIO, Quantum and 093Co with respect to the subject matter of this Agreement, and that there are no other representations, warranties or terms that have induced CIO, Quantum and 093Co to enter this Agreement, unless expressly set forth in writing and signed on behalf of SFU and that there are no agreements as among SFU, CIO, Quantum and 093Co collateral to this Settlement Agreement, unless set forth in writing and signed by the parties hereto.

17. SFU, CIO, Quantum, and 093Co each acknowledge that they have received independent legal advice with respect to the execution of this Settlement Agreement and all related documentation and each confirm that they have entered into this Settlement Agreement without any coercion or duress having been imposed upon them by any other party.

18. SFU, CIO, Quantum and 093Co will execute such further documents and assurances as may be necessary or will do such other acts and things as may be required in order to carry out the transactions contemplated by this Settlement Agreement.

19. This Settlement Agreement may be signed by the parties hereto in as many counterparts as may be necessary, and may be delivered by fax or electronic means, and each of which when so signed or delivered will be deemed to be an original and such counterparts together will constitute one and the same instrument and the date of execution will be deemed to be dated as of the date and year first above written.

20. No term or condition of this Settlement Agreement may be waived or varied orally or by any course of conduct of any officer, employee or agent of a party. Any amendment to this Settlement Agreement and any consent or approval to be given hereunder must be in writing and signed by a duly authorized officer of that party.

21. If the provisions of any section of this Settlement Agreement shall be held to be unenforceable or otherwise invalid, the holding shall not in any way affect the enforceability or validity of the remaining sections of this Settlement Agreement.

22. Wherever the singular or masculine are used herein, the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or parties so require.

23. Where notice is required to be given pursuant to any provision of this Settlement Agreement it shall be provided in writing to the parties at their respective addresses as set out at the head of this Settlement Agreement.

IN WITNESS WHEREOF the parties have executed this Settlement Agreement as of the date first above written.

SIMON FRASER UNIVERSITY by its
authorized signatories:

Name:

Name:

CANADIAN INTEGRATED OPTICS, BC LTD., by its
authorized signatories:

Name:

Name:

QUANTUM SOLAR POWER CORP. by its
authorized signatories:

Name:

Name:

0935493 B.C. LTD., by its
authorized signatories:

Name:

Name:

SCHEDULE ”A”

To the Settlement Agreement among Simon Fraser University, Canadian Integrated Optics, BC Ltd., Quantum Solar Power Corp., and 0935493 B.C. Ltd. dated December 31, 2012

EQUIPMENT

Date	Vendor	Description	Amount	Currency
03/06/2011	Asahi Spectra	optical filter	230	USD
03/02/2011	Canadian Tire	tools	45.85	CAD
16/03/2011	Day Star Laser	aperture	107.96	USD
16/03/2011	Day Star Laser	aperture	107.96	USD
17/03/2011	ECM	espresso machine	817.04	CAD
08/04/2010	Edmund Optics	Objective lenses	1387.22	USD
27/05/2010	Edmund Optics	screws for optical table	77.38	USD
28/06/2012	Edmund Optics	filters	548.96	USD
	Edmund Optics	5 color HeNe	4995	USD
05/05/2010	Future Shop	3 laptops and scanner	3851.98	CAD
14/05/2010	Future shop	laptops, mice	4506.55	CAD
11/05/2010	Glas-Smith	glass cutting tools	97.44	CAD
14/02/2011	Horiba Jobin	USB key for software	550.9	USD
29/04/2010	Imperial	airbrush	159.94	CAD
04/03/2011	Industrial	metal mesh	1018	USD
09/04/2010	K. J. Lesker	TiO2 sputter target	1291.24	CAd
11/04/2010	K. J. Lesker	ZnO and TiO2 targets	1390.25	CAD
07/07/2010	K. J. Lesker	ZnO:Al target 2"	1638	CAD
14/07/2010	K. J. Lesker	ZnO:Al target 3"	640.1	CAD
03/08/2010	K. J. Lesker	ZnO:Al target 3" bonding	385.84	CAD
07/09/2010	K. J. Lesker	Sputtering targets	1157	CAD
06/10/2010	K. J. Lesker	Sputtering targets and bonding	3212.17	CAD
22/10/2010	K. J. Lesker	Sputtering targets and bonding	1779.99	CAD
25/10/2010	K. J. Lesker	sputtering targets	999.6	CAD
01/12/2010	K. J. Lesker	sputtering targets	1059.51	CAD
28/12/2010	K. J. Lesker	sputtering targets	4229.52	CAD
28/12/2010	K. J. Lesker	sputtering targets	1209.32	CAD
18/01/2011	K. J. Lesker	sputtering targets	1430.11	CAD
25/02/2011	K. J. Lesker	substrate clips	118.82	CAD
24/02/2011	K. J. Lesker	spare parts for deposition tool	1630	CAD
08/03/2011	K. J. Lesker	spare parts for deposition tool	570.62	CAD
16/04/2011	K. J. Lesker	shutters, deposition material	396.39	CAD
20/04/2011	K. J. Lesker	spare parts for deposition tool	665.56	CAD
31/05/2011	K. J. Lesker	spare parts for deposition tool	87.89	CAD
08/07/2011	K. J. Lesker	spare parts for deposition tool	1168.96	CAd
22/07/2011	K. J. Lesker	gas valve	1245.7	USD
03/08/2011	K. J. Lesker	sputtering targets	1485.38	CAD

Date	Vendor	Description	Amount	Currency
19/09/2011	K. J. Lesker	sputtering targets	1928.08	CAD
06/06/2012	K. J. Lesker	deposition tool parts	1030.68	CAD
10/12/2010	K. J. Lesker	sputtering target	578	CAD
30/12/2010	K. J. Lesker	sputtering targets	311.64	CAD
11/10/2011	K. J. Lesker	spare parts for deposition tool	1435.07	CAD
13/10/2011	K. J. Lesker	spare parts for deposition tool	60.18	CAD
18/10/2011	K. J. Lesker	sputtering target 0.5% Al ZnO	1177.4	cad
09/11/2011	K. J. Lesker	deposition supplies	431.76	CAD
08/11/2011	K. J. Lesker	spare parts for deposition tool	55.24	CAD
03/11/2011	K. J. Lesker	spare parts for deposition tool	240.43	CAD
22/02/2012	K. J. Lesker	bake out lamp	1108.8	CAD
13/01/2012	Labsphere	integrating sphere	2693.50	USD
08/12/2010	Laco Tech	vacuum chamber	515	USD
14/02/2011	Lenox Lasers	aperture	152.96	USD
18/05/2010	London Drugs	displays	629.24	CAD
01/03/2011	London Drugs	laptop	527.71	CAD
08/03/2011	London Drugs	2 laptops	1010.64	CAD
05/10/2011	London Drugs	laptop	505.32	CAD
21/06/2012	Lumerical	FDTD software license	2737.28	CAD
07/07/2010	MightEx	fiber-coupled LED light source	1,807.17	CAD
08/03/2010	MightEx	CCD spectrometer and LEDs	3653.72	CAD
04/12/2010	MightEx	illumination source	893.39	CAD
30/05/2011	Mightex	UV LED source	597.37	CAD
16/06/2011	MightEx	collimator	184.52	cad
13/07/2011	Mightex	optical fibers and power supply	1318.07	CAD
19/07/2011	MightEx	spectrometer	2626.48	CAD
06/12/2011	Mightex	optical sources	1430.25	CAD
26/09/2011	MTI	ovens	1842.39	USD
26/04/2010	Nor-Tech	workstation	7312.52	CAD
10/06/2011	OEM Optical	infrared illuminator	1210.7	USD
17/10/2011	Pall	gas filters	4294.62	CAD
14/06/2010	Signatone	micropositioners, probe tips	1559.95	USD
	Signatone	micropositioner	885.62	USD
29/06/2010	SPI	tweezers	210.45	USD
17/02/2011	SPI	tweezers	207.54	USD
	SRS	Lock-in amplifier	3850	USD
	SRS	Lock-in amplifier	3850	USD
	Tektronix	oscilloscope
13/10/2011	Ted Pella	calibration standard	590	USD
18/08/2011	Terra Universal	cleanroom vacuum cleaner	458	USD
21/06/2010	Testforce	source-measure unit	4879.73	CAD
	Testforce	USB interface for instruments	671.4	CAD
	Testforce	source-measure unit	4879.73	CAD

Date	Vendor	Description	Amount	Currency
	Testforce	USB interface for instruments	671.4	CAD
11/01/2011	The Source	laptop	617.33	CAD
07/01/2011	Thermo Fisher	chiller for deposition tool	6577.2	USD
29/03/2011	Thermo Fisher	chiller for deposition tool #2	6637.05	USD
	Thermo Fisher	chiller for deposition tool #3/4	14324	USD
08/04/2010	Thorlabs	Positioner and accessories for microbeam	1932	USD
10/05/2010	Thorlabs	rutile prism and CMOS camera	860.99	CAD
27/05/2010	Thorlabs	optical components	3214.7	CAD
17/06/2010	Thorlabs	diode and enclosure pieces	1136.13	USD
25/03/2011	Thorlabs	optical elements	1790.1	USD
13/07/2011	Thorlabs	holders	85.47	USD
02/08/2011	Thorlabs		328.55	USD
16/09/2011	Thorlabs	power meter and optics	1130.39	usd
14/10/2011	Thorlabs	mirror	149	usd
02/12/2011	Thorlabs	optical components	2730.88	USD
19/02/2012	Thorlabs	optical components	367.83	USD
21/06/2012	Thorlabs	optics	456.96	USD
09/03/2011	Westburne	multimeter and connectors	329.24	CAD
29/06/2012	Zinir	light source	1412.48	CAD

			157388.4